EXHIBIT 99.6


                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated February 8, 2005.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: June 8, 2005


                                       BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                       By: Barington Companies Investors, LLC,
                                           its general partner


                                       By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member


                                       BARINGTON COMPANIES INVESTORS, LLC


                                       By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Authorized Signatory


                                       /s/ James A. Mitarotonda
                                       -----------------------------------------
                                       James A. Mitarotonda

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                                      BARINGTON COMPANIES OFFSHORE FUND, LTD.
                                     (BVI)


                                      By: /s/ James A. Mitarotonda
                                         -------------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: Manager


                                      BARINGTON COMPANIES ADVISORS, LLC


                                      By: /s/ James A. Mitarotonda
                                         -------------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: Authorized Signatory


                                      BARINGTON CAPITAL GROUP, L.P.
                                      By: LNA Capital Corp., its general partner

                                      By: /s/ James A. Mitarotonda
                                         -------------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: President and CEO


                                      LNA CAPITAL CORP.


                                      By: /s/ James A. Mitarotonda
                                         -------------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: President and CEO


                                      PARCHE, LLC
                                      By: Admiral Advisors, LLC, its managing
                                          member


                                      By: /s/ Jeffrey M. Solomon
                                         -------------------------------------
                                      Name:  Jeffrey M. Solomon
                                      Title: Authorized Signatory

                                       STARBOARD VALUE & OPPORTUNITY FUND, LLC
                                       By: Admiral Advisors, LLC, its managing
                                           member


                                       By: /s/ Jeffrey M. Solomon
                                          -------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory


                                       ADMIRAL ADVISORS, LLC
                                       By:  Ramius Capital Group, LLC, its
                                            sole member


                                       By: /s/ Jeffrey M. Solomon
                                          -------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory


                                       RAMIUS CAPITAL GROUP, LLC
                                       By:  C4S & Co., LLC, its Managing Member


                                       By: /s/ Jeffrey M. Solomon
                                          -------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Managing Member


                                       C4S & CO., LLC


                                       By: /s/ Jeffrey M. Solomon
                                          -------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Managing Member


                                       /s/ Jeffrey M. Solomon
                                       ----------------------------------------
                                       Jeffrey M. Solomon, individually and as
                                       attorney-in-fact for Peter A. Cohen,
                                       Morgan B, Stark, and Thomas W. Strauss


                                       MILLENCO, L.P.
                                       By: Millennium Management, L.L.C.,
                                           its general partner

                                       By: /s/ Terry Feeney
                                          -------------------------------------
                                       Name:  Terry Feeney
                                       Title: Chief Operating Officer

                                       MILLENIUM MANAGEMENT, L.L.C.

                                       By: /s/ Terry Feeney
                                          -------------------------------------
                                       Name:  Terry Feeney
                                       Title: Chief Operating Officer

                                       /s/ Israel A. Englander by Simon M. Lorne
                                       pursuant to Power of Attorney previously
                                       filed with the SEC
                                       -----------------------------------------
                                       Israel A. Englander